SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 30, 2014

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 0-13322	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center

500 Virginia Street, East

Charleston, West Virginia 25301

(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) After 42 years of service, James B. Hayhurst, Jr., Executive Vice-President of United Bankshares, Inc. (“United”) and United Bank, Inc., an indirectly-owned subsidiary of United, retired on April 30, 2014. Effective May 1, 2014, Mr. Hayhurst became an independent contractor who will provide certain consulting services to United on a significantly reduced basis pursuant to the terms of a Consulting Agreement attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

10.1	Consulting Agreement by and between James B. Hayhurst, Jr. and United Bankshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date:	May 2, 2014	By:	/s/ Steven E. Wilson
Steven E. Wilson, Executive Vice President, Treasurer, Secretary and Chief Financial Officer